SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-49992	82-0543156
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4211 South 102nd Street
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits
99.1	News Release issued by the Registrant on April 20, 2004*

*	This exhibit is being furnished pursuant to Item 12 of this Form 8-K and is not to be deemed filed with the Securities and Exchange Commission.

Item 12. Results of Operations and Financial Condition

On April 20, 2004, the Registrant released its financial results for its second fiscal quarter ended March 26, 2004. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 20, 2004	AMERITRADE HOLDING CORPORATION
By: /s/ John R. MacDonald John R. MacDonald Executive Vice President, Chief Financial Officer and Treasurer

3